UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SAVARA INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
SAVARA INC.
2024 Annual Meeting
ASAVARA Vote by June 05, 2024
1 1 •59 PM ET
SAVARA INC.
ATTN: CORPORATE SECRETARY
ONE SUMMIT SQUARE
1 71 7 LANGHORNE NEWTOWN RD., SUITE 300 LANGHORNE, PA 19047
You invested in SAVARA INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 06, 2024.
Get informed before you vote
View the Form 10-K, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 23, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
Smartphone users    Vote Virtually at the Meeting*
Point your camera here and     June 06, 2024 vote without entering a3:00 PM EDT control numberVirtually at:
www.virtualshareholdermeeting.com/SVRA2024
Smartphone users Vote Virtually at the Meeting*
Point your camera here and June 06, 2024 vote without entering a 3:00 PM EDT control number Virtually at:
www.virtualshareholdermeeting.com/SVRA2024
*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Board
Voting Items Recommends
1 la. To elect six directors to hold office until the next Annual Meeting of Stockholders. Nominees:
Matthew Pauls For
1b. Nevan Elam For
Richard J. Hawkins For
Id. Joseph S. McCracken For
le. David A. Ramsay For
If. An van Es-Johansson For
2. To approve the Savara Inc. 2024 Omnibus Incentive Plan. For
3. To approve an amendment to our Amended and Restated Certificate of Incorporation to allow for exculpation of officers as permitted by Delaware law. For
4. To ratify the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. For
5. To approve, on an advisory basis, the compensation of our named executives. For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
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